THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUS (MAY 1, 2019)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

EXECUTIVE VARIABLE UNIVERSAL LIFE

Unless otherwise noted below, effective as of the first business day in 2020 this Supplement amends certain information contained in the Prospectus referenced above.

The “Federal Deferred Acquisition Cost” row of the Transaction Fees Table is hereby replaced with the following:

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Federal Deferred Acquisition Cost Charge[1]	Upon each Premium Payment	0.80% of Premium Payment	No maximum—Charges may increase to reflect actual costs

The “Mortality and Expense Risk Charge” and “Policy Debt Expense Charge” rows, as well as footnote 6, of the “Periodic Charges (Other than Portfolio Expenses)” table are hereby replaced as follows:

Amount Deducted
Charge	When Charge is Deducted	Current Charge	Guaranteed Maximum Charge
Mortality and Expense Risk Charge[6]	Monthly, on each Monthly Processing Date	0.29% annually (0.02417% monthly rate) of Invested Assets for Policy Years 1-10 0.19% annually (0.01583% monthly rate) of Invested Assets for Policy Years 11+	All Policy Years 0.60% annually (0.05% monthly rate) of Invested Assets
Policy Debt Expense Charge[12]	Monthly, on each Monthly Processing Date when there is Policy Debt

When the Insured is Attained Age 99 and below:

For Policy Dates 1/1/2016 and later:

0.75% annually (0.0625% monthly rate) of Policy Debt for Policy Years 1-10

0.65% annually (0.05417% monthly rate) of Policy Debt for Policy Years 11-20

0.25% annually (0.02083% monthly rate) of Policy Debt for Policy Years 21 and above

For Policy Dates prior to 1/1/2016:

0.50% annually (0.04167% monthly rate) of Policy Debt for Policy Years 1-10

0.40% annually (0.03333% monthly rate) of Policy Debt for Policy Years 11 and above

When the Insured is Attained Age 100 and above:

0.00% annually of Policy Debt

All Policy Years 2.00% annually (0.16667% monthly rate) of Policy Debt

[6]

For Policies issued without the Surrender of Policy Endorsement, the current Monthly Mortality and Expense Risk Charge is also 0.22% (0.01833% monthly rate) for Policy Years 1-10 and 0.12% (0.01% monthly rate) for Policy Years 11+. The vast majority of Policies are issued with the Surrender of Policy Endorsement.

The second paragraph in the “Premium Expense Charges” sub-section of the “Charges and Deductions” section is hereby replaced in its entirety with the following:

We deduct a charge from each Premium Payment for the cost of a portion of our federal corporate income taxes attributable to policy acquisition expenses (Federal Deferred Acquisition Cost Charge). Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 0.80% against each Premium Payment to compensate us for the additional corporate tax burden.

The second and fifth bullet points, respectively, in the first paragraph of the “Monthly Policy Charges and Service Charges” sub-section of the “Charges and Deductions” section are hereby replaced in their entirety with the following:

•

Monthly Mortality and Expense Risk Charge. The maximum amount of this charge is equal to an annual rate of 0.60% (0.05% monthly rate) of Invested Assets. Currently, for Policies with the Surrender of Policy Endorsement, the charge is equal to an annual rate of 0.29% (0.02417% monthly rate) of Invested Assets for Policy Years 1-10 and 0.19% (0.01583% monthly rate) of Invested Assets for Policy Years 11+. For Policies without the Surrender of Policy Endorsement, the current charge is equal to an annual rate of 0.22% (0.01833% monthly rate) of Invested Assets for Policy Years 1-10 and 0.12% (0.01% monthly rate) of Invested Assets for Policy Years 11+. The mortality risk is the risk that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.

•

Monthly Policy Debt Expense Charge. This charge is deducted for the expenses and taxes associated with Policy Debt, if any. The maximum amount of the charge is equal to an annual rate of 2.0% (0.16667% monthly rate) of Policy Debt. Currently, the charge when the Insured is Attained Age 99 and below varies by Policy Date and whether your Policy has a Surrender Policy Endorsement (see “Surrender and Withdrawals – Surrender of Policy Endorsement” for more information). For Policies with a Policy Date on or after January 1, 2016 with the Surrender of Policy Endorsement, the current charge when the Insured is Attained Age 99 and below is equal to an annual rate of 0.75% (0.0625% monthly rate) of Policy Debt for the first ten Policy Years, 0.65% (0.05417% monthly rate) of Policy Debt for Policy Years 11-20, and 0.25% (0.02083% monthly rate) of Policy Debt for Policy Years 21 and beyond. For Policies with a Policy Date on or after January 1, 2016 without the Surrender of Policy Endorsement, the current charge when the Insured is Attained Age 99 and below is equal to an annual rate of 0.69% (0. 0575% monthly rate) of Policy Debt for the first ten Policy Years, and 0.59% (0.04917% monthly rate) of Policy Debt for Policy Years 11-20, and 0.19% (0.01583% monthly rate) of Policy Debt for Policy Years 21 and beyond. For Policies with a Policy Date prior to January 1, 2016 with the Surrender of Policy Endorsement, the current charge when the Insured is Attained Age 99 and below is equal to an annual rate of 0.50% (0.04167% monthly rate) of Policy Debt for the first ten Policy Years, and 0.40% (0.03333% monthly rate) of Policy Debt for Policy Years 11 and beyond. For Policies with a Policy Date prior to January 1, 2016 without the Surrender of Policy Endorsement, the current charge when the Insured is Attained Age 99 and below is equal to an annual rate of 0.44% (0.03667% monthly rate) of Policy Debt for the first ten Policy Years, and 0.34% (0.02833% monthly rate) of Policy Debt for Policy Years 11 and beyond. The current charge for all Policies when the Insured is Attained Age 100 and above is 0.00% annually of Policy Debt. This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This supplement is dated December 10, 2019.